THE PHOENIX EDGE SERIES FUND

                 Supplement for the Prospectus dated May 1, 2004





Phoenix-MFS Investors Growth Stock Series

The Board of Trustees of The Phoenix Edge Series Fund has approved the name change and the subadvisory change described below. The series' investment objectives, principal investment strategies and principal risks will remain the same. The fees and expenses associated with the series will not increase as a result of these changes.

Following the close of business on November 29, 2004, A I M Capital Management, Inc. (AIM), will replace MFS Investment Management as subadvisor for the following series:

---------------------------------------------------------- --- -----------------------------------------------------
                   Current Series Name                                           New Series Name
---------------------------------------------------------- --- -----------------------------------------------------
        Phoenix-MFS Investors Growth Stock Series                           Phoenix-AIM Growth Series
---------------------------------------------------------- --- -----------------------------------------------------

Subadvisor - AIM will serve as subadvisor to the series. AIM is an indirect, wholly owned subsidary of A I M Management Group Inc. A I M Management Group Inc. advises over 200 mutual funds and separate accounts with a total of approximately $132 billion in assets as of September 30, 2004. AIM's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

Portfolio Management - The new subadvisor uses a team approach to investment management. The members of the team who wil be primarily responsible for the day-to-day management of the series are:

     Kenneth A. Zschappel, senior portfolio manager of the series since 2004, has been associated with AIM and/or its affiliates since 1990 and became a portfolio analyst for equity securities specializing in technology and health care in 1992. He was elected investment officer of AIM Capital Management in 1995.A native of Austin, TX, Mr. Zschappel received a B.A. in political science from Baylor University.

     Christian A. Costanzo, portfolio manager of the series since 2004, has been associated with AIM and/or its affiliates since 1995 as an analyst and assumed his current duties in 1997. Mr. Costanzo holds a B.A. in biology and economics from the University of Virginia and an M.B.A. from the University of Texas at Austin.

     Robert Lloyd, CFA, portfolio manager of the series since 2004, has been associated with AIM and/or its affiliates since 2000. He was an analyst for one year and was promoted to his current position of portfolio manager in 2001. Prior to joining AIM, he was employed by American Electric Power from 1997-2000. He served eight years in the U.S. Navy as a Naval Flight Officer flying the S-3B Viking. Mr. Lloyd received a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. He is a Chartered Financial Analyst.

     Bryan A. Unterhalter, portfolio manager of the series since 2004, has been associated with AIM and/or its affiliates since 1997. In 1997, Mr. Unterhalter was a domestic equity trader and later became an analyst on AIM's International (Europe/Canada) investment management team in 1998. He was promoted to his current position in 2003. A native of Johannesburg, South Africa, Mr. Unterhalter received a B.A. from the University of Texas at Austin and an M.B.A. from the University of St. Thomas.






Dated: November 19, 2004       Please keep this supplement for future reference.

TF872